Exhibit 24.1

SURGICAL CARE AFFILIATES, INC.

DIRECTOR’S POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Surgical Care Affiliates, Inc., a Delaware corporation (the “Company”), by his/her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Andrew P. Hayek, Tom W. F. De Weerdt and Richard L. Sharff, Jr., and each or any of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution, to do any and all acts and things and to execute any and all instruments that said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or may be required:

To enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “1934 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the 1934 Act of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 (the “2016 Annual Report”), including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Director of the Company to the 2016 Annual Report to be filed with the Commission and to any instruments or documents filed as part of or in connection with the 2016 Annual Report, including any amendments or supplements thereto, and granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

This power of attorney will be governed by and construed in accordance with the laws of the State of Delaware.  The execution of this power of attorney is not intended to, and does not, revoke any prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 16th day of February, 2017.

Signature:  /s/ Thomas C. Geiser

Name:  Thomas C. Geiser

Title:  Director

SURGICAL CARE AFFILIATES, INC.

DIRECTOR’S POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Surgical Care Affiliates, Inc., a Delaware corporation (the “Company”), by his/her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Andrew P. Hayek, Tom W. F. De Weerdt and Richard L. Sharff, Jr., and each or any of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution, to do any and all acts and things and to execute any and all instruments that said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or may be required:

To enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “1934 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the 1934 Act of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 (the “2016 Annual Report”), including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Director of the Company to the 2016 Annual Report to be filed with the Commission and to any instruments or documents filed as part of or in connection with the 2016 Annual Report, including any amendments or supplements thereto, and granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

This power of attorney will be governed by and construed in accordance with the laws of the State of Delaware.  The execution of this power of attorney is not intended to, and does not, revoke any prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 17th day of February, 2017.

Signature:  /s/ Kenneth R. Goulet

Name:  Kenneth R. Goulet

Title:  Director

SURGICAL CARE AFFILIATES, INC.

DIRECTOR’S POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Surgical Care Affiliates, Inc., a Delaware corporation (the “Company”), by his/her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Andrew P. Hayek, Tom W. F. De Weerdt and Richard L. Sharff, Jr., and each or any of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution, to do any and all acts and things and to execute any and all instruments that said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or may be required:

To enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “1934 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the 1934 Act of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 (the “2016 Annual Report”), including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Director of the Company to the 2016 Annual Report to be filed with the Commission and to any instruments or documents filed as part of or in connection with the 2016 Annual Report, including any amendments or supplements thereto, and granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

This power of attorney will be governed by and construed in accordance with the laws of the State of Delaware.  The execution of this power of attorney is not intended to, and does not, revoke any prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 20th day of February, 2017.

Signature:  /s/ Frederick A. Hessler

Name:  Frederick A. Hessler

Title:  Director

SURGICAL CARE AFFILIATES, INC.

DIRECTOR’S POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Surgical Care Affiliates, Inc., a Delaware corporation (the “Company”), by his/her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Andrew P. Hayek, Tom W. F. De Weerdt and Richard L. Sharff, Jr., and each or any of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution, to do any and all acts and things and to execute any and all instruments that said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or may be required:

To enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “1934 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the 1934 Act of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 (the “2016 Annual Report”), including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Director of the Company to the 2016 Annual Report to be filed with the Commission and to any instruments or documents filed as part of or in connection with the 2016 Annual Report, including any amendments or supplements thereto, and granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

This power of attorney will be governed by and construed in accordance with the laws of the State of Delaware.  The execution of this power of attorney is not intended to, and does not, revoke any prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 16h day of February, 2017.

Signature:  /s/ Sharad Mansukani, M.D.

Name:  Sharad Mansukani, M.D.

Title:  Director

SURGICAL CARE AFFILIATES, INC.

DIRECTOR’S POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Surgical Care Affiliates, Inc., a Delaware corporation (the “Company”), by his/her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Andrew P. Hayek, Tom W. F. De Weerdt and Richard L. Sharff, Jr., and each or any of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution, to do any and all acts and things and to execute any and all instruments that said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or may be required:

To enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “1934 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the 1934 Act of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 (the “2016 Annual Report”), including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Director of the Company to the 2016 Annual Report to be filed with the Commission and to any instruments or documents filed as part of or in connection with the 2016 Annual Report, including any amendments or supplements thereto, and granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

This power of attorney will be governed by and construed in accordance with the laws of the State of Delaware.  The execution of this power of attorney is not intended to, and does not, revoke any prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 16th day of February, 2017.

Signature:  /s/ Jeffrey K. Rhodes

Name:  Jeffrey K. Rhodes

Title:  Director

SURGICAL CARE AFFILIATES, INC.

DIRECTOR’S POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Surgical Care Affiliates, Inc., a Delaware corporation (the “Company”), by his/her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Andrew P. Hayek, Tom W. F. De Weerdt and Richard L. Sharff, Jr., and each or any of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution, to do any and all acts and things and to execute any and all instruments that said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or may be required:

To enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “1934 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the 1934 Act of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 (the “2016 Annual Report”), including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Director of the Company to the 2016 Annual Report to be filed with the Commission and to any instruments or documents filed as part of or in connection with the 2016 Annual Report, including any amendments or supplements thereto, and granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

This power of attorney will be governed by and construed in accordance with the laws of the State of Delaware.  The execution of this power of attorney is not intended to, and does not, revoke any prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 16th day of February, 2017.

Signature:  /s/ Michael A. Sachs

Name:  Michael A. Sachs

Title:  Director

SURGICAL CARE AFFILIATES, INC.

DIRECTOR’S POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Surgical Care Affiliates, Inc., a Delaware corporation (the “Company”), by his/her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Andrew P. Hayek, Tom W. F. De Weerdt and Richard L. Sharff, Jr., and each or any of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution, to do any and all acts and things and to execute any and all instruments that said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or may be required:

To enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “1934 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the 1934 Act of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 (the “2016 Annual Report”), including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Director of the Company to the 2016 Annual Report to be filed with the Commission and to any instruments or documents filed as part of or in connection with the 2016 Annual Report, including any amendments or supplements thereto, and granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

This power of attorney will be governed by and construed in accordance with the laws of the State of Delaware.  The execution of this power of attorney is not intended to, and does not, revoke any prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 16th day of February, 2017.

Signature:  /s/ Todd B. Sisitsky

Name:  Todd B. Sisitsky

Title:  Director

SURGICAL CARE AFFILIATES, INC.

DIRECTOR’S POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of Surgical Care Affiliates, Inc., a Delaware corporation (the “Company”), by his/her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Andrew P. Hayek, Tom W. F. De Weerdt and Richard L. Sharff, Jr., and each or any of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution, to do any and all acts and things and to execute any and all instruments that said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or may be required:

To enable the Company to comply with the Securities Exchange Act of 1934, as amended (the “1934 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the filing under the 1934 Act of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 (the “2016 Annual Report”), including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Director of the Company to the 2016 Annual Report to be filed with the Commission and to any instruments or documents filed as part of or in connection with the 2016 Annual Report, including any amendments or supplements thereto, and granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

This power of attorney will be governed by and construed in accordance with the laws of the State of Delaware.  The execution of this power of attorney is not intended to, and does not, revoke any prior powers of attorney.

IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand this 16th day of February, 2017.

Signature:  /s/ Lisa Skeete Tatum

Name:  Lisa Skeete Tatum

Title:  Director